                               ALLIANCE DATA SYSTEMS







                                        1999
                                     INCENTIVE
                                    COMPENSATION
                                        PLAN

                                 TABLE OF CONTENTS


TIME LINE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

PLAN OBJECTIVES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

PLAN EFFECTIVE DATES . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

ELIGIBILITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

INCENTIVE COMPENSATION TARGETS . . . . . . . . . . . . . . . . . . . . . . . 4

WEIGHTINGS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

SETTING OBJECTIVES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

OTHER TERMS AND CONDITIONS . . . . . . . . . . . . . . . . . . . . . . . . . 8

ATTACHMENTS

     ATTACHMENT - A (PERFORMANCE / PAY OUT TABLE)

     ATTACHMENT - B (INDIVIDUAL PERFORMANCE OBJECTIVES)

                                     TIME LINE



 DATE                  EVENT

 FEBRUARY 10, 1999     1999 COMPANY AND BUSINESS UNIT OBJECTIVES APPROVED AT
                       BOARD OF DIRECTORS MEETING

 MARCH 31              INDIVIDUAL OBJECTIVES COMPLETED, APPROVED AND FILED
                       WITH THE HUMAN RESOURCES (SENIOR BUSINESS CONSULTANT OR
                       FACILITY HR MANAGER)

 THROUGHOUT 1999       PERIODIC REVIEWS OF PROGRESS ON INDIVIDUAL OBJECTIVES

 FEBRUARY 2000         YEAR END EVALUATION OF 1999 COMPANY / BUSINESS UNIT AND
                       INDIVIDUAL PERFORMANCE AGAINST OBJECTIVES

 FEBRUARY              SET COMPANY, BUSINESS UNIT AND INDIVIDUAL OBJECTIVES
                       FOR YEAR 2000

 MARCH                 PAYOUT OF INCENTIVE COMPENSATION EARNED FOR PLAN YEAR
                       1999

PLAN OBJECTIVES

The Alliance Data System's Incentive Plan ("Plan") is designed to provide incentive compensation for the achievement of specific, predetermined goals. The intent of the Plan is to:

     - Strengthen individual commitment to strategic, financial and key value objectives,
     - Link a portion of incentive opportunity to company, business unit and individual results, and
     - Provide an opportunity for associates to share in the success they help create.

EFFECTIVE DATE

The Plan Year is January 1, 1999 through December 31, 1999.

ELIGIBILITY

Associates are covered by this Plan if they are:

     -    In pay grades 1-11, 6T - 11T, and in non-sales Grades  41-50.
     - Employed by Alliance Data Systems before October 1, 1999. (Newly hired associates, and associates newly promoted into eligible positions for the first time, are eligible for prorated incentive compensation).
     -    Performing at a satisfactory level as determined by the Company.
     - On active status on the date of award distribution or eligible under guidelines for retirement, disability or leave of absence.

Part-time associates working a schedule equal to a minimum of 25 hours per week are eligible for the plan.

Associates are not eligible if they:

     - Are participating in a sales commission or other incentive plan, unless approved by the Business Unit Head and CEO.
     -    Are temporary or contract employees.
     - Are hired on or after October 1, 1999 or are promoted into one of the pay grades listed above on or after October 1, 1999.

INCENTIVE COMPENSATION (IC) TARGETS

Each participant has an incentive compensation target. This target is expressed as a percent of annual base earnings. The Compensation Committee of the Board of Directors assigns IC targets for positions on the Executive Committee. The CEO and business unit/department heads approve IC targets for other positions using such factors as job function, reporting level and pay grade. Unless otherwise determined, IC targets are shown in the following table.

          GRADE LEVEL                   IC TARGET (% OF ANNUAL SALARY*)
     Member of Executive
          Committee            At the discretion of the Compensation Committee
          3 - 4 & 50            At the discretion of the Executive Committee
              5                                      20%
            6 & 7                                    15%
      8 - 10, 8T - 10T,
           41 - 43                                   10%
           11 & 11T                                  5%

     * ANNUAL SALARY EQUALS TOTAL BASE EARNING BETWEEN JANUARY 1, 1999 AND DECEMBER 31, 1999.

Incentive compensation earned for the 1999 Plan year is paid in the first quarter of the following year. Status changes can affect the amount of incentive a participant receives. Status changes include:

     -    Transfers between Business Units
     -    Changes in position involving a change in pay grade.
     -    Leave of absences
     -    Retirements, deaths and disabilities

When a participant transfers between business units during the plan year, the incentive shall be prorated by the period of time, calculated in whole months, the associate worked in each business unit. For purposes of calculating results, transfers between business units will be effective the first of the month following the date of transfer. The end-of-year performance factor for each business unit will be used to calculate prorated incentive amounts.

If there is a grade level change during the performance period and this triggers a change in incentive target, the incentive will be prorated for the period of time the associate performed in each grade level.

If a participant takes a leave of absence in excess of 30 consecutive days, either paid or unpaid, during the performance period, he or she may be eligible for a prorated award at the discretion of the Executive Committee member for that line of business and Corporate Compensation.

If a participant retires, becomes disabled or dies during the performance period, he or she may be eligible for a prorated award at the discretion of the Executive Committee member for that line of business and Corporate Compensation. In the event of death, any incentive award is made to the beneficiary named in the company paid life insurance program.


WEIGHTINGS

Incentive Compensation objectives are weighted to reflect the position's impact on company, business unit and individual goals.

The weighting allocation depends on the evaluated level of the position and where the position resides in terms of a business unit or support function, as shown below:

     -    PARTICIPANTS ASSIGNED TO BUSINESS UNITS.

                                  COMPANY     BUSINESS UNIT     INDIVIDUAL
                 POSITION         PERFORMANCE   PERFORMANCE      PERFORMANCE

               ADS Corporate
              Executive Team          70%           20%              10%

              Grades 3-7 & 50         50%           30%              20%

           Grades 8-10, 8T-10T,       30%           30%              40%
                  & 41-43
               Grade 11, 11T          50%           50%              0%

     -    PARTICIPANTS ASSIGNED TO NON-BUSINESS UNITS*

                                  COMPANY     BUSINESS UNIT     INDIVIDUAL
           POSITION               PERFORMANCE   PERFORMANCE      PERFORMANCE

               ADS Corporate
              Executive Team          90%            0%              10%

              Grades 3-7 & 50         80%            0%              20%

           Grades 8-10, 8T-10T,       60%            0%              40%
                   41-43
              Grade 11, 11T           100%           0%              0%

* Non-Business Units are Computer Information Services, Corporate Finance, Corporate Human Resources, Legal, and designated functions within Subscriber Services and Business Planning and Development.

EXAMPLE:  ASSUME TARGET INCENTIVE OF $ 8,000 FOR ASSOCIATE IN GRADE 8

                                         WEIGHTING %
                                   COMPANY       BUSINESS      INDIVIDUAL
                                                   UNIT

                                       6


            Target Incentive     30% - $2,400  30% - $2,400   40% - $3,200
           Performance Results  90% of Target  110% of target 105% of Target
             Payout Results*     83% x $2,400  125% x $2,400  112.5% x $3,200

             Incentive Earned       $1,992        $3,000         $3,600

                              Total IC Payout - $ 8,592

     *See Attachment - A for Payout Percentages

SETTING OBJECTIVES

Company, business unit and individual objectives are established and communicated at the beginning of the Plan year. The degree to which these objectives are accomplished determines the level of incentive earned from the plan.

COMPANY OBJECTIVE: Operating Income is the measure for determining Company performance. The Board of Directors of the company approves the level of Operating Income to be achieved for minimum, target and maximum payout. Operating Income is defined as earnings before taxes, interest expense,
amortization of intangibles, and start up costs.   The relationship between
level of performance achieved and incentive pay out, for company, business unit and individual objectives, is reflected in Attachment - A.

BUSINESS UNIT GOALS: The CEO and the Business Unit President determines the appropriate financial and operational objectives for the business unit. These objectives are communicated to participants in that business unit prior to the development of individual objectives.

INDIVIDUAL GOALS: WITH THE EXCEPTION OF ASSOCIATES IN GRADES 11, 11T AND 41 - 43, each plan participant in collaboration with their manager develops individual objectives. Generally, 1-4 objectives are sufficient. These objectives must be important to the organization and be items the participant can truly impact. They also need to be consistent with the strategic direction of the business unit and company. NOTE: For participants in Grades 1-7, 6T, 7T and 50, these objectives are the same objectives submitted for the Performance Management Process pilot program.

Individual objectives should be reviewed on a periodic basis. Adjustments to objectives may be made to remain consistent with newly identified company and business unit direction.

In developing objectives, a few basic principles will help you approach the challenge systematically. Objectives have three characteristics, which answer these questions.

     1    What is to be accomplished?
     2    How are you going to measure success?
     3    What is the time frame involved?

The best tool to use when writing your objectives is the SMART rule, as described follows:

     SPECIFIC & SIGNIFICANT
          X    Identify a specific and tangible outcome - not several rolled into one.
          X    Objectives should reflect how Associates should spend their time by allowing an appropriate "weight" and priority to each
               objective.
          X    The objective should be a clear and concise statement.
     MEASURABLE
          X    Identify how the associate and manager will know if the objective has been achieved.
          X    What criteria will be used to measure the outcome (i.e., what, how much, quality standards).
     ATTAINABLE
          X    Should be challenging, but reasonable to achieve.
          X    Can the associate impact the outcome through his/her own
               performance.
     RESULTS-ORIENTED
          X    Focus on an end result - WHAT is to be achieved vs. how it is achieved.
     TIME-RELATED
          X    Should have a defined completion date.

Individual objectives should be completed in writing, signed by the associate, approved by the manager and given to the Human Resources Senior Business Consultant or Facility HR Manager by March 31, 1999. Associates in Grades 8-10 should use Attachment - B for documenting objectives. Associates in Grades 1-7, 6T, 7T and 50 should use forms associated with the annual Performance Management process. And, associates in Grade 11 and 11T have their entire incentive compensation tied to company and business performance and are therefore not required to complete formal individual objectives for incentive compensation purposes.

MANAGERS WHO FAIL TO SUBMIT INDIVIDUAL OBJECTIVES FOR THEIR ASSOCIATES AND REVIEW YEAR-END RESULTS WITH THE ASSOCIATES WITHIN THE DESIGNATED DEADLINES WILL FORFEIT ALL INCENTIVE COMPENSATION FOR THEMSELVES AND THE INDIVIDUAL COMPONENT FOR THE ASSOCIATE. YEAR-END RESULTS SHOULD BE SIGNED BY THE ASSOCIATE AND APPROVED BY TWO LEVELS OF MANAGEMENT.

Newly hired or promoted associates should have individual objectives completed within 30 days of the date of hire or promotion.


OTHER TERMS AND CONDITIONS

- All decisions by the Company will be final in the interpretation and administration of the Plan and shall lie within the Company's sole and absolute discretion. Decisions shall be final, conclusive, and binding on all parties concerned.

- Participant's rights under the Plan may not be assigned or transferred in any way.

- The Alliance Data System's 1999 Incentive Plan may be amended, modified, suspended or terminated by the Company at any time, without prior consent or prior notice to associates. The Compensation Committee at its sole discretion without prior consent by or prior notice may change objectives at any time to associates.

- The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make other segregation of assets to assure the payment of the amounts under the Plan. Rights to the payment of amounts under the Plan shall be no greater than the rights of the Company's general creditors.

- Texas state law governs the validity, construction, interpretation, administration, and effect of the Plan, and rights relating to the Plan shall be governed by the substantive laws, but not the choice of law rules, of the State of Texas.

- All applicable employment and tax deductions plus 401(k) contribution deferrals will be withheld from the incentive payout.

- No associate has the right or is guaranteed the right to participate in the Plan by virtue of being an employee or fulfilling any specific position with Alliance Data Systems. Selection for participation in the Plan is solely within the discretion of the Compensation Committee. Alliance Data Systems may offer participation in the Plan to additional associates or terminate the participation of any Participant in the Plan at any time during the Plan Year.

- Revenues and earnings classified as "windfalls" or business losses may or may not be excluded in whole or in part from the calculation of operating income objective at the discretion of the Compensation Committee. Similarly, significant declines in revenue and operating income volume will be reviewed prior to any incentive compensation award.

- Notice to participate in the Plan shall not impair or limit the Company's rights to transfer, promote, or demote plan participants to other jobs or to terminate their employment. Nor shall it create any claim or right to receive any payment under the Plan or any right to be retained in the employ of Alliance Data Systems.

- The Plan is established for the current fiscal year. There shall be no obligation on the part of the Company to continue the Plan in the same or a modified form for any future years.

- In the event that a participant has a dispute concerning the administration of this Plan, it shall first be submitted in writing to the Senior Vice
     President of Human Resources of the Company.   In the event that this
     Senior Vice President does not provide a response satisfactory to the Participant within 30 business days, the Participant may submit the dispute in writing within five business days thereafter to the Executive

     Committee, whose decision regarding the dispute shall be final and binding on each Participant or person claiming under the Plan.

- The Plan is effective January 1, 1999, and supersedes and replaces all previous Incentive Compensation Plans. All such previous plans, unless earlier terminated, are terminated at midnight, December 31, 1998. If not renewed by the Compensation Committee or their designated representative, the Plan will automatically terminate on December 31, 1999.

- In the event the associate's performance is below satisfactory standards, he or she may receive no incentive compensation regardless of the performance results of the company and business units, at the discretion of the company.
                                                                  ATTACHMENT - A

                             PERFORMANCE / PAYOUT TABLE


            % OF  OBJECTIVE(s) ACHIEVED              % PAYOUT
            (COMPANY, BUSINESS UNIT AND
                    INDIVIDUAL*)
                  < 80%                                 0%
                    80%  (Threshold Perf.)             65%  (Threshold for Payout)
                     81%                                 67%
                     82%                                 69%
                     83%                                 70%
                     84%                                 72%
                     85%                                 74%
                     86%                                 76%
                     87%                                 77%
                     88%                                 79%
                     89%                                 81%
                     90%                                 83%
                     91%                                 84%
                     92%                                 86%
                     93%                                 88%
                     94%                                 89%
                     95%                                 91%
                     96%                                 93%
                     97%                                 95%
                     98%                                 96%
                     99%                                 98%
                   100%  (Target Perf.)               100.0%  (Target Payout)
                    101%                               102.5%
                    102%                               105.0%
                    103%                               107.5%
                    104%                               110.0%
                    105%                               112.5%
                    106%                               115.0%
                    107%                               117.5%
                    108%                               120.0%
                    109%                               122.5%


                                     10



                    110%                               125.0%
                    111%                               127.5%
                    112%                               130.0%
                    113%                               132.5%
                    114%                               135.0%
                    115%                               137.5%
                    116%                               140.0%
                    117%                               142.5%
                    118%                               145.0%
                    119%                               147.5%
                   120%  (Max Perf. Payable)          150.0%  (Maximum Payout)
                 > 120%                                150.0%


* COMPANY AND/OR BUSINESS UNIT PERFORMANCE MUST BE AT TARGET OR ABOVE IN ORDER FOR THE PLAN TO PAY INDIVIDUAL OBJECTIVES ABOVE 100% OF TARGET.


FOR ASSOCIATES IN GRADES 8-10 ONLY                                                                                ATTACHMENT - B
                                                           ALLIANCE DATA SYSTEMS
                                                        INCENTIVE COMPENSATION PLAN
                                                  1999 INDIVIDUAL PERFORMANCE OBJECTIVES

---------------------------------------------------------------------------------------------------------------------------------
  Name:                                                                                    Target IC (%)
---------------------------------------------------------------------------------------------------------------------------------
 Position Title:                                                                           Grade Level:
---------------------------------------------------------------------------------------------------------------------------------
                 (a)                                          (b)                                  RATINGS               (e)
                                                                                                                        OVERALL
  SPECIFIC OBJECTIVES / STANDARDS OF                ACCOMPLISHMENTS / RESULTS             --------------------------  PERF. SCORE
               MEASURE                   (ACTUAL RESULTS ACHIEVED IN PERFORMANCE PERIOD)                                   %
     (END RESULTS TO BE ACHIEVED)                                                                                       (c x d)
                                                                                              (c)           (d)
                                                                                           WEIGHTING    ACTUAL PERF.
                                                                                               %             %
---------------------------------------------------------------------------------------------------------------------------------
 1.

---------------------------------------------------------------------------------------------------------------------------------
 2.

---------------------------------------------------------------------------------------------------------------------------------
 3.

---------------------------------------------------------------------------------------------------------------------------------
 4.

---------------------------------------------------------------------------------------------------------------------------------
 5.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 100%
---------------------------------------------------------------------------------------------------------------------------------
                                                               Total Score on Specific Objectives  (add column "e") >
---------------------------------------------------------------------------------------------------------------------------------


_________________________________       _______________________________________   _________________________________________
Signed by - Associate                   1st Level Manager                         2nd Level Manager




                                      12